UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant   [   ]

Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

ADVISORS SERIES TRUST

(Name of Registrant as Specified in Its Charter)

SKYVIEW INVESTMENT ADVISORS, LLC
STEVEN TURI
ANDREW MELNICK
BLUE WATER CAPITAL MANAGEMENT, LLC
JOHN LOMBARDO

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROXY STATEMENT
OF
THE COALITION TO RETAIN SKYVIEW
595 SHREWSBURY AVENUE, SUITE 203
SHREWSBURY NJ 07702
_________________________

Special Meeting of Shareholders of
Orinda SkyView Multi-Manager Hedged Equity Fund and
Orinda SkyView Macro Opportunities Fund

Scheduled To Be Held:
August 15, 2014
10:00 a.m. Central Time
615 East Michigan Street
Milwaukee, Wisconsin 53202
_________________________

August [ ], 2014

Dear Fellow Shareholder:

The Coalition to Retain SkyView (the “Coalition” or “we”)1 urge you to vote AGAINST or to select ABSTAIN on the Trust’s proposal to retain Vivaldi Asset Management, LLC (“Vivaldi”) as investment adviser to the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (each a “Fund” and together the “Funds”), each a series of Advisors Series Trust (the “Trust”). The Trust has sent you a proxy card or a voting instruction form asking you to vote for approval of Vivaldi to act as investment adviser to your Fund.  We want you to vote “AGAINST” on that card or to select “ABSTAIN” on the card; otherwise, approval of the proposal to retain Vivaldi as investment adviser to the Funds will result in the termination of SkyView Investment Advisors, LLC (“Skyview”). SkyView has been the Lead Sub-Adviser of the Funds since their inception, and for reasons described below we believe it is in your best interest for the Funds to retain SkyView’s services.  Therefore, we strongly urge you to vote AGAINST or to select ABSTAIN on the Trust’s card.

IF YOU HAVE ALREADY SIGNED THE TRUST’S PROXY CARD AND VOTED IN FAVOR OF HIRING VIVALDI, THEN YOU MAY CHANGE YOUR VOTE BY CALLING 888-227-9349 OR BY VOTING ONLINE AT PROXYONLINE.COM. SEE ADDITIONAL INSTRUCTIONS BELOW.

Thank you for your support.

Sincerely,

Coalition to Retain SkyView

1 As discussed in the attached Proxy Statement, the members of the Coalition are Skyview Investment Advisors, LLC, Steven Turi, Andrew Melnick, Blue Water Capital Management, LLC and John Lombardo.

HOW DO I VOTE AGAINST OR ABSTAIN FROM VOTING?

TO VOTE AGAINST OR TO VOTE TO ABSTAIN FROM VOTING ON THE TRUST’S PROPOSALS, YOU WILL NEED THE FOLLOWING:

•	THE VOTING INSTRUCTION FORM YOU RECEIVED IN THE MAIL WITH THE TRUST’S PROXY MATERIALS, WHICH HAS YOUR UNIQUE CONTROL NUMBER

•	BY MAIL: FILL OUT YOUR VOTING INSTRUCTION FORM, MARKING PROPOSALS 1 AND 2 EITHER AS “AGAINST” OR “ABSTAIN”

•	BY PHONE: CALL TOLL-FREE 1-888-227-9349 AND USE YOUR CONTROL NUMBER TO INDICATE “AGAINST” OR “ABSTAIN” ON THE AUTOMATED TOUCHTONE VOTING LINE

•	ONLINE: GO TO PROXYONLINE.COM AND USE YOUR CONTROL NUMBER TO INDICATE “AGAINST” OR “ABSTAIN” ON THE AUTOMATED TOUCHTONE VOTING LINE

QUESTIONS? CALL US AT 732-936-2880

PROXY STATEMENT
OF
COALITION TO RETAIN SKYVIEW
595 SHREWSBURY AVENUE, SUITE 203
SHREWSBURY NJ 07702
_________________________

Special Meeting of Shareholders of
Orinda SkyView Multi-Manager Hedged Equity Fund and
Orinda SkyView Macro Opportunities Fund

Scheduled To Be Held:
August 15, 2014
10:00 a.m. Central Time
615 East Michigan Street
Milwaukee, Wisconsin 53202
_________________________

THE COALITION IS NOT PROVIDING YOU WITH A PROXY CARD

This Proxy Statement (the “Proxy Statement”) is being furnished to shareholders of Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (each a “Fund” and together the “Funds”), each a series of Advisors Series Trust (the “Trust”) by Coalition to Retain SkyView (the “Coalition” or “we”).  The Coalition is asking you to vote against or vote to abstain from voting on the Trust’s current proposals with respect to the Funds – namely, approving the appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as investment adviser to the Funds, and approval of a “manager of managers” arrangement related to the same (collectively, the “Trust Proposals”) -- at the special meeting of shareholders currently scheduled to be held on August 15, 2014 at 10:00 A.M. at the Trust’s principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “Meeting”).  This Proxy Statement is first being furnished to shareholders on or about August [ ], 2014.

The Trust has previously sent shareholders a proxy statement in connection with the Meeting. The Trust’s proxy statement describes how, if and when Vivaldi is approved as investment adviser to the Funds, the Funds’ current investment adviser, Orinda Asset Management LLC (“Orinda”) will resign as investment adviser. Pursuant to the terms of the current investment sub-advisory agreement between the Trust, Orinda and SkyView Investment Advisors, LLC (“SkyView”), upon Orinda’s resignation as investment adviser, SkyView will be terminated as investment subadviser to the Funds that bear SkyView’s name.

If SkyView is terminated from its role as investment sub-adviser, SkyView will no longer be able to provide the Funds with services you’ve come to expect from SkyView. Accordingly, in order to prevent SkyView from being terminated, we are asking you to vote AGAINST or to vote to ABSTAIN from voting on the Trust Proposals.

The members of the Coalition are: Skyview, Steven Turi, Andrew Melnick, Blue Water Capital Management, LLC (“Blue Water”) and John Lombardo.

As alluded to above and discussed in more detail below, this Proxy Statement is being furnished by the Coalition in connection with the solicitation of proxies from the Funds’ shareholders to vote AGAINST or vote to ABSTAIN from voting on the following Trust proposals:

Proposal #1: Approval of an investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi; and

Proposal #2: Approval of a “manager of managers” arrangement that would permit the Trust, on behalf of the Funds, and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust, on behalf of the Funds, to sub-advise the Funds without obtaining shareholder approval, if the Board of Trustees of the Trust concludes that such arrangements would be in the best interests of the shareholders of the affected Fund.

The Coalition is not providing a separate proxy card or voting instruction form; rather, it is asking you to use the proxy card or voting instruction form you received from the Funds in the mail to indicate that you vote AGAINST or vote to ABSTAIN from voting on the Trust Proposals.

The Trust has set the record date for determining shareholders entitled to notice of and to vote at the Meeting as June 13, 2014 (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The original date for the Meeting was set as July 25, 2014. According to a filing made with the Securities and Exchange Commission on July 25, 2014, sufficient votes necessary for the establishment of a quorum for the Meeting were not received as of that date. As permitted in the Trust’s proxy statement, the Meeting has been adjourned until August 15, 2014, to allow for additional time for solicitation.

THIS SOLICITATION IS BEING MADE BY THE COALITION AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF THE TRUST.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE MEETING OTHER THAN AS DESCRIBED HEREIN.

If you have any questions about this solicitation, you may call Steven Turi, who is serving as the Coalition’s principal contact for shareholders with technical questions about this solicitation, at 732-936-2880.

IMPORTANT: PLEASE READ THE FOLLOWING

BACKGROUND AND REASONS FOR THE SOLICITATION

This opposition proxy statement is being furnished in connection with the solicitation of the Coalition.  The Coalition is soliciting your proxy in order to vote AGAINST or vote to ABSTAIN from voting for the Trustees’ proposal to hire Vivaldi as investment adviser to the Funds.

Since each Fund’s inception, SkyView Investment Advisors, LLC, has been the Lead Sub-Adviser of the Funds.  Recently, you received a proxy statement proposing that Vivaldi replace the Funds’ current adviser - Orinda. If the Trust Proposals are approved, then the management of the Funds will dramatically change, and SkyView will be terminated as the Lead Sub-Adviser for the Funds.

Importantly, Blue Water, the largest shareholder in each of the Funds, strongly opposes the Vivaldi proposal for all the reasons detailed in this letter. We are aware of additional advisory firms and shareholders, who own significant shares of the Funds, who also oppose this proposal.

We respectfully ask you to VOTE AGAINST PROPOSALS #1 AND #2, or vote to ABSTAIN on  PROPOSALS #1 AND #2, on the proxy card.

Neither Fund had sufficient votes to meet a quorum by the July 25 shareholder meeting date.  While we would have expected that this would end the proxy effort, the vote has been adjourned to August 15 in an effort to get more votes in favor.  While we were disappointed by this development, the extension allows us to tell you why we are VOTING AGAINST Proposal #1 and Proposal #2.  Even if you previously voted, remember that you can change your vote as described on the cover page and at the end of this proxy statement.

Please read the following IMPORTANT INFORMATION regarding our concerns with the Trust’s proxy proposal:

1.
Many of you, including Blue Water, invested in the Funds because of SkyView’s expertise and capabilities in selecting money managers, constructing multi-manager portfolios, and managing operationally complex fund structures like these.  We can’t speak to Vivaldi’s ability to manage the Funds or, for that matter, to successfully implement a complex multi-manager long/short daily trading mutual fund structure, primarily because Vivaldi has no record of managing such a mutual fund.

2.
The Funds’ name includes “SkyView” because SkyView conceived the idea for these Funds’ strategies, and has used its decades of investment experience and resources to serve as Lead Sub-Adviser, performing most of the investment and operational activities for these complex Funds since inception.

3.	If the Trust Proposals are approved, shareholders will no longer be able to benefit from the skills, resources and services provided to the Funds by SkyView.

4.	In light of the foregoing, you may be wondering why Vivaldi is being proposed to replace SkyView.

•	First, we know that Orinda asked SkyView to pay for some of the Funds’ expenses during the past 18 months, which SkyView did.
•	Second, the proxy statement says that “Orinda has determined that the resources and costs required” for the Funds is “not consistent with its future business plans.”
•	Third, Vivaldi is paying for the costs of the proxy proposal, so it is not costing Orinda anything.
•	Fourth, the proxy statement says that Orinda will receive a lump sum payment from Vivaldi, if the proposal is approved. The amount of this payment has not been disclosed.
•
Fifth, the proxy statement says that Orinda will receive ongoing monthly payments from Vivaldi, if the proposal is approved. These payments will be a percentage of the assets in the Funds, but the amount of that percentage has not been disclosed.

Based on all of these payments Orinda could receive from Vivaldi, the Trust Proposals are clearly in Orinda’s best interest.  But we don’t believe they are in shareholders’ best interest.

5.
Orinda and Vivaldi kept their initial proposal to the Board a secret from SkyView, which prevented the Board from evaluating an alternative SkyView proposal prior to the initial announcement. SkyView didn’t find out about the Vivaldi proposal until April 10, the same day it was announced to you.  SkyView immediately asked for a meeting with the Board to present an alternative offer that included lowering the Funds’ fee cap to 0.05% less than the Vivaldi proposal.

6.
After presenting SkyView’s proposal, SkyView was initially told that the Vivaldi proposal would not move forward, and that the Board wanted Orinda and SkyView to work out a mutually acceptable solution. SkyView immediately contacted Orinda to discuss SkyView’s proposal; however, Orinda declined to participate in discussions to find a solution.

7.
SkyView was told that one of the reasons the Board subsequently went forward with the Vivaldi proposal was that the Board was persuaded that Orinda would not reach an agreement with SkyView, in spite of SkyView’s efforts to do so.

8.
In approving the Vivaldi proposal, the Funds’ Board of Trustees, acted with the advice of its attorney for the Independent Trustees. This lawyer’s firm also represents Orinda.  We believe this represented a conflict of interest, and raises the question whether the Board’s Independent Trustees received independent advice.

We think it is wrong that you are being asked to approve a proposal to change to an adviser overseeing the investment and operations functions for the Funds that you didn’t choose when you invested in the Funds so that Orinda can get paid.

By VOTING AGAINST or voting to ABSTAIN on Proposals #1 and #2, you will send a strong message that you reject the Vivaldi proposal and want SkyView, rather than a new party you don’t know, to manage your Funds.

INTEREST OF THE PARTICIPANTS IN THE COALITION’S SOLICITATION

As stated above, SkyView currently serves as Lead Sub-Adviser to the Funds, and stands to benefit if the Trust Proposals are not approved, as it will be able to continue in its role as Lead Sub-Adviser. SkyView is a registered investment adviser with the SEC with an address of 595 Shrewsbury Avenue, Suite 203, Shrewsbury, NJ 07702. As such, SkyView has discretion over certain accounts that own shares of the Funds. Accordingly, as of the Record Date, SkyView could be deemed to have beneficial ownership of 21,397 shares of the Orinda Skyview Multi Manager Hedged Equity Fund and 8,940 shares of the Orinda SkyView Macro Opportunities Fund.

Mr. Melnick is a managing member of Skyview and serves as its Chief Compliance Officer. Mr. Turi is also a managing member of SkyView and serves as its Chief Investment Officer. Mr. Melnick owns 23.85% of the membership interests of SkyView; Mr. Turi owns 37.35%.

Steven Turi is also shareholder of the Funds and as of the Record Date owns 4,124 shares of the Orinda SkyView Multi Manager Hedged Equity Fund; as a trustee of certain trust accounts, he could also be deemed to have beneficial ownership over an additional 2,140 shares of that Fund and 2,084 shares of the Orinda SkyView Macro Opportunities Fund.

Blue Water, with an address of 1001 James Street, Syracuse, NY 13203, has no legal affiliation with SkyView or the Funds. Blue Water, as a registered investment adviser, has from time to time recommended that its clients invest in the Funds, in large part based on its knowledge of and confidence in Skyview as Lead Sub-Adviser to the Funds. As of the Record Date, Blue Water could be deemed to have beneficial ownership of 267,730 shares of the Orinda Skyview Multi Manager Hedged Equity Fund and 132,823 shares of the Orinda SkyView Macro Opportunities Fund.

John Lombardo is the Partner in charge of Portfolio Management and Research at Blue Water. Mr. Lombardo owns 22% of the membership interests of Blue Water.

QUORUM AND REQUIRED VOTE FOR THE FUNDS

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of each of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.   Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.  Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Each Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum.  Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals.  Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Coalition, which consists of Messrs. Melnick and Turi, SkyView, Blue Water and Mr. Lombardo. The Coalition may communicate by mail, facsimile, telephone, Internet, in person and by advertisements. The entire expense of this opposition proxy statement is being borne by SkyView, which is the organizer and principal member of the Coalition.

OTHER MATTERS AND ADDITIONAL INFORMATION

Important Notice Regarding Electronic Availability of Proxy Materials

This Proxy Statement is available at  [ ]

Additional Information

As permitted under applicable SEC proxy rules, the Coalition has omitted from this Proxy Statement certain information and other disclosures that are available in the Trust’s proxy statement.  Shareholders should refer to the Trust’s proxy statement in order to review such information and disclosure.

The Coalition does not make any representation as to the accuracy or completeness of the information from the Trust’s proxy statement that is included herein, or otherwise incorporated by reference into this Proxy Statement pursuant to applicable SEC proxy rules.

The Trust, on behalf of the Funds files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Trust files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public at the Internet website maintained by the SEC at www.sec.gov.

Respectfully submitted, COALITION TO RETAIN SKYVIEW

TO VOTE AGAINST OR TO VOTE TO ABSTAIN FROM VOTING ON THE TRUST’S PROPOSALS, YOU WILL NEED THE FOLLOWING:

•	THE VOTING INSTRUCTION FORM YOU RECEIVED IN THE MAIL WITH THE TRUST’S PROXY MATERIALS, WHICH HAS YOUR UNIQUE CONTROL NUMBER

•	BY MAIL: FILL OUT YOUR VOTING INSTRUCTION FORM, MARKING PROPOSALS 1 AND 2 EITHER AS “AGAINST” OR “ABSTAIN”

•	BY PHONE: CALL TOLL-FREE 1-888-227-9349 AND USE YOUR CONTROL NUMBER TO INDICATE “AGAINST” OR “ABSTAIN” ON THE AUTOMATED TOUCHTONE VOTING LINE

•	ONLINE: GO TO PROXYONLINE.COM AND USE YOUR CONTROL NUMBER TO INDICATE “AGAINST” OR “ABSTAIN” ON THE AUTOMATED TOUCHTONE VOTING LINE

QUESTIONS? CALL US AT 732-936-2880